JPMORGAN GROWTH & INCOME HUB
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
02/04/04	Assurant, Inc.

Shares            Price         Amount
200	         $22.00 	$4,400

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$1.05       N/A          0.25%	            0.95%

Broker
Keefe, Bruyette and Woods

Underwriters of Assurant, Inc.

Underwriters     	                Shares
Morgan Stanley & Co. Incorporated      	23,000,000
Credit Suisse First Boston LLC      	12,000,000
Merrill Lynch & Co., Inc.		12,000,000
Citigroup Global Markets Inc.      	6,000,000
Goldman, Sachs & Co.      		6,000,000
J.P. Morgan Securities Inc.      	6,000,000
Bear, Stearns & Co. Inc.      		2,800,000
Cochran, Caronia Securities L.L.C.      2,800,000
Fortis Investment Services LLC      	1,000,000
McDonald Investments Inc.      		2,800,000
Raymond James & Associates, Inc.      	2,800,000
SunTrust Capital Markets, Inc.      	2,800,000

Total                                   80,000,000


The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
02/04/04	Assurant, Inc.

Shares            Price         Amount
1,000	         $22.00 	$22,000

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$1.05       N/A          0.25%	            0.95%

Broker
Merrill Lynch & Co., Inc.

Underwriters     	                Shares
Morgan Stanley & Co. Incorporated      	23,000,000
Credit Suisse First Boston LLC      	12,000,000
Merrill Lynch & Co., Inc.		12,000,000
Citigroup Global Markets Inc.      	6,000,000
Goldman, Sachs & Co.      		6,000,000
J.P. Morgan Securities Inc.      	6,000,000
Bear, Stearns & Co. Inc.      		2,800,000
Cochran, Caronia Securities L.L.C.      2,800,000
Fortis Investment Services LLC      	1,000,000
McDonald Investments Inc.      		2,800,000
Raymond James & Associates, Inc.      	2,800,000
SunTrust Capital Markets, Inc.      	2,800,000

Total                                   80,000,000


The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
02/04/04	Assurant, Inc.

Shares            Price         Amount
300	         $22.00 	$6,600

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$1.05       N/A          0.25%	            0.95%

Broker
Robinson-Humphrey, Inc.

Underwriters of Assurant, Inc.

Underwriters     	                Shares
Morgan Stanley & Co. Incorporated      	23,000,000
Credit Suisse First Boston LLC      	12,000,000
Merrill Lynch & Co., Inc.		12,000,000
Citigroup Global Markets Inc.      	6,000,000
Goldman, Sachs & Co.      		6,000,000
J.P. Morgan Securities Inc.      	6,000,000
Bear, Stearns & Co. Inc.      		2,800,000
Cochran, Caronia Securities L.L.C.      2,800,000
Fortis Investment Services LLC      	1,000,000
McDonald Investments Inc.      		2,800,000
Raymond James & Associates, Inc.      	2,800,000
SunTrust Capital Markets, Inc.      	2,800,000

Total                                   80,000,000


The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
02/04/04	Assurant, Inc.

Shares            Price         Amount
700	         $22.00 	$15,400

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$1.05       N/A          0.25%	            0.95%

Broker
McDonald Investment, Inc.

Underwriters of Assurant, Inc.

Underwriters     	                Shares
Morgan Stanley & Co. Incorporated      	23,000,000
Credit Suisse First Boston LLC      	12,000,000
Merrill Lynch & Co., Inc.		12,000,000
Citigroup Global Markets Inc.      	6,000,000
Goldman, Sachs & Co.      		6,000,000
J.P. Morgan Securities Inc.      	6,000,000
Bear, Stearns & Co. Inc.      		2,800,000
Cochran, Caronia Securities L.L.C.      2,800,000
Fortis Investment Services LLC      	1,000,000
McDonald Investments Inc.      		2,800,000
Raymond James & Associates, Inc.      	2,800,000
SunTrust Capital Markets, Inc.      	2,800,000

Total                                   80,000,000


The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
02/04/04	Assurant, Inc.

Shares            Price         Amount
2,200	         $22.00 	$48,400

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$1.05       N/A          0.25%	            0.95%

Broker
First Boston Brokerage

Underwriters of Assurant, Inc.

Underwriters     	                Shares
Morgan Stanley & Co. Incorporated      	23,000,000
Credit Suisse First Boston LLC      	12,000,000
Merrill Lynch & Co., Inc.		12,000,000
Citigroup Global Markets Inc.      	6,000,000
Goldman, Sachs & Co.      		6,000,000
J.P. Morgan Securities Inc.      	6,000,000
Bear, Stearns & Co. Inc.      		2,800,000
Cochran, Caronia Securities L.L.C.      2,800,000
Fortis Investment Services LLC      	1,000,000
McDonald Investments Inc.      		2,800,000
Raymond James & Associates, Inc.      	2,800,000
SunTrust Capital Markets, Inc.      	2,800,000

Total                                   80,000,000


The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
02/04/04	Assurant, Inc.

Shares            Price         Amount
197,000	         $22.00 	$4,334,000

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$1.05       N/A          0.25%	            0.95%

Broker
Morgan Stanley & Co. Inc.

Underwriters of Assurant, Inc.

Underwriters     	                Shares
Morgan Stanley & Co. Incorporated      	23,000,000
Credit Suisse First Boston LLC      	12,000,000
Merrill Lynch & Co., Inc.		12,000,000
Citigroup Global Markets Inc.      	6,000,000
Goldman, Sachs & Co.      		6,000,000
J.P. Morgan Securities Inc.      	6,000,000
Bear, Stearns & Co. Inc.      		2,800,000
Cochran, Caronia Securities L.L.C.      2,800,000
Fortis Investment Services LLC      	1,000,000
McDonald Investments Inc.      		2,800,000
Raymond James & Associates, Inc.      	2,800,000
SunTrust Capital Markets, Inc.      	2,800,000

Total                                   80,000,000


The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
02/20/04	Willis Group Holdings LTD.

Shares            Price         Amount
1,000	         $38.27 	$38,270

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$1.24       N/A          0.49%	            0.49%

Broker
Keefe, Bruyette and Woods

Underwriters of Willis Group Holdings LTD.

Underwriters     	                Shares
Citigroup Global Markets Inc.    	2,952,000
Credit Suisse First Boston LLC   	2,952,000
Banc of America Securities LLC   	2,952,000
J.P. Morgan Securities Inc.   		1,804,000
Morgan Stanley & Co., Inc.	   	1,804,000
UBS Securities LLC   			1,804,000
Merrill Lynch, & Co., Inc.   		1,066,000
Lehman Brothers Inc.    		1,066,000
Fox-Pitt, Kelton Inc.   		600,000
Dowling & Partners Securities, LLC  	600,000
Keefe, Bruyette & Woods, Inc.   	600,000
Cochran, Caronia Securities LLC  	600,000
Sandler O'Neill & Partners, L.P.   	600,000
Janney Montgomery Scott LLC   		600,000

Total                                   20,000,000



The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
02/20/04	Willis Group Holdings LTD.

Shares            Price         Amount
1,900	         $38.27 	$72,713

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$1.24       N/A          0.49%	            0.49%

Broker
SBC Warburg, Inc.

Underwriters of Willis Group Holdings LTD.

Underwriters     	                Shares
Citigroup Global Markets Inc.    	2,952,000
Credit Suisse First Boston LLC   	2,952,000
Banc of America Securities LLC   	2,952,000
J.P. Morgan Securities Inc.   		1,804,000
Morgan Stanley & Co., Inc.	   	1,804,000
UBS Securities LLC   			1,804,000
Merrill Lynch, & Co., Inc.   		1,066,000
Lehman Brothers Inc.    		1,066,000
Fox-Pitt, Kelton Inc.   		600,000
Dowling & Partners Securities, LLC  	600,000
Keefe, Bruyette & Woods, Inc.   	600,000
Cochran, Caronia Securities LLC  	600,000
Sandler O'Neill & Partners, L.P.   	600,000
Janney Montgomery Scott LLC   		600,000

Total                                   20,000,000


The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
02/20/04	Willis Group Holdings LTD.

Shares            Price         Amount
94,400	         $38.27 	$3,612,688

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$1.24       N/A          0.49%	            0.49%

Broker
Citigroup Global Markets, Inc.

Underwriters of Willis Group Holdings LTD.

Underwriters     	                Shares
Citigroup Global Markets Inc.    	2,952,000
Credit Suisse First Boston LLC   	2,952,000
Banc of America Securities LLC   	2,952,000
J.P. Morgan Securities Inc.   		1,804,000
Morgan Stanley & Co., Inc.	   	1,804,000
UBS Securities LLC   			1,804,000
Merrill Lynch, & Co., Inc.   		1,066,000
Lehman Brothers Inc.    		1,066,000
Fox-Pitt, Kelton Inc.   		600,000
Dowling & Partners Securities, LLC  	600,000
Keefe, Bruyette & Woods, Inc.   	600,000
Cochran, Caronia Securities LLC  	600,000
Sandler O'Neill & Partners, L.P.   	600,000
Janney Montgomery Scott LLC   		600,000

Total                                   20,000,000


The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
02/20/04	Willis Group Holdings LTD.

Shares            Price         Amount
500	         $38.27 	$19,135

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$1.24       N/A          0.49%	            0.49%

Broker
Fox Pitt Kelton, Inc.

Underwriters of Willis Group Holdings LTD.

Underwriters     	                Shares
Citigroup Global Markets Inc.    	2,952,000
Credit Suisse First Boston LLC   	2,952,000
Banc of America Securities LLC   	2,952,000
J.P. Morgan Securities Inc.   		1,804,000
Morgan Stanley & Co., Inc.	   	1,804,000
UBS Securities LLC   			1,804,000
Merrill Lynch, & Co., Inc.   		1,066,000
Lehman Brothers Inc.    		1,066,000
Fox-Pitt, Kelton Inc.   		600,000
Dowling & Partners Securities, LLC  	600,000
Keefe, Bruyette & Woods, Inc.   	600,000
Cochran, Caronia Securities LLC  	600,000
Sandler O'Neill & Partners, L.P.   	600,000
Janney Montgomery Scott LLC   		600,000

Total                                   20,000,000